                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


        The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ Daniel J. Evans
                                             ------------------------------
                                                   Daniel J. Evans

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ John L. Bunce, Jr.
                                             ----------------------------------
                                                   John L. Bunce, Jr.

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 23d day of April, 1999.


                                                   /s/ Mitchell R. Cohen
                                             ----------------------------------
                                                   Mitchell R. Cohen

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ Jonathan M. Nelson
                                             ----------------------------------
                                                   Jonathan M. Nelson

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ Terence M. O'Toole
                                             ----------------------------------
                                                   Terence M. O'Toole

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ Robert R. Stapleton
                                             ----------------------------------
                                                   Robert R. Stapleton

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                   /s/ Donald Guthrie
                                             ----------------------------------
                                                   Donald Guthrie

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                       /s/ Canning Fok
                                             ----------------------------------
                                                          Canning Fok

                                POWER OF ATTORNEY


               The undersigned, a Director and/or Officer of VoiceStream Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Act of 1933, as amended, with respect to (i) registration of 7,600,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the VoiceStream Wireless Corporation 1999 Management Incentive Stock Option Plan, (ii) registration of 1,000,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Employee Stock Purchase Plan, and (iii) registration of 200,000 shares of the Company's common stock, no par value, which may be issued pursuant to the VoiceStream Wireless Corporation 1999 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



               Dated this 26th day of April, 1999.


                                                     /s/ Hans R. Snook
                                             ----------------------------------
                                                     Hans R. Snook